Exhibit 10.4

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is executed on June 23, 2020, among ASHFORD HOSPITALITY HOLDINGS LLC, a Delaware limited liability company (“Borrower”), ASHFORD INC., a Nevada corporation (“Parent”), each lender party hereto (collectively, “Lenders”), certain of their respective Subsidiaries party hereto as Guarantors, and BANK OF AMERICA, N.A., as Administrative Agent (“Administrative Agent”).

R E C I T A L S

1.              Borrower, Parent, Administrative Agent, and Lenders are parties to that certain Credit Agreement (as modified, amended, renewed, extended, and/or restated, the “Credit Agreement”) dated as of March 1, 2018.

2.             The parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.             Amendments to the Credit Agreement.

(a)            Section 1.1 of the Credit Agreement is hereby amended to delete therefrom the definition of “Eurodollar Rate” in its entirety and replace such definition with the following:

“Eurodollar Rate” means:

(a)            for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first (1st) day of such Interest Period) with a term equivalent to such Interest Period;

(b)            for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two (2) Business Days prior to such date for U.S. Dollar deposits with a term of one (1) month commencing that day; and

(c)            if the Eurodollar Rate shall be less than one half of one percent (0.50%), such rate shall be deemed one half of one percent (0.50%) for purposes of this Agreement.

(b)            Section 1.1 of the Credit Agreement is hereby amended to delete therefrom the definition of “Consolidated Net Worth” in its entirety.

(c)            Section 1.1 of the Credit Agreement is hereby amended to add the following new defined terms in the appropriate alphabetical order:

Fifth Amendment to Credit Agreement

“Cash Equivalents” means any of the following types of Investments, to the extent owned by a member of the Consolidated Parties:

(a)            readily marketable obligations issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States is pledged in support thereof;

(b)            time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i)(A) is a Lender or (B) is organized under the laws of the United States, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 180 days from the date of acquisition thereof;

(c)            commercial paper issued by any Person organized under the laws of any state of the United States and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof; and

(d)            Investments, classified in accordance with GAAP as current assets of a member of the Consolidated Parties, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition.

“Liquidity” means, as of any date of determination, cash and Cash Equivalents not subject to any Liens (other than any Lien granted in favor of the Administrative Agent) or other restrictions and immediately available to the Borrower.

“Liquidity Compliance Certificate” means a certificate substantially in the form of Exhibit F or in such other form as may be agreed by the Borrower and the Administrative Agent.

(c)            The penultimate paragraph of Section 3.03 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than one half of one percent (0.50%) for purposes of this Agreement.

(d)            Section 6.02 of the Credit Agreement is hereby amended to delete the “and” at the end of clause (i) thereof, re-letter clause (j) thereof as clause (k), and insert the following new clause (j):

Fifth Amendment to Credit Agreement

(j)            not later than (i) ten (10) Business Days after the last Business Day of each month during the period commencing June 30, 2020 through and including June 30, 2021 and (ii) at all times thereafter, the date required for delivery of a Compliance Certificate set forth in 6.02(a) above, a Liquidity Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of Parent (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes), together with documentation reasonably satisfactory to the Administrative Agent to verify the calculations set forth in such certificate; and

(e)            Section 7.11(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)            Reserved.

(f)            Schedule 1 to Exhibit C to the Credit Agreement is hereby amended to delete Section I thereof in its entirety and replace such Section with the following:

I.              Reserved.

(g)            The Credit Agreement is hereby amended to add the new Exhibit F attached hereto.

3.             Amendments to other Loan Documents.

(a)            All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b)            Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.             Conditions Precedent. This Amendment shall not be effective unless and until: (a) Administrative Agent receives (i) an original of this Amendment executed by Borrower, Parent, Guarantors, Administrative Agent, and Lenders and (ii) updated incumbency certificates for each of Borrower and Ashford Advisors, Inc., each certified by a Responsible Officer of such Person, and including the name, office, and specimen signature of each officer of such Person authorized to execute Loan Documents on behalf of such Person and (b) the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement.

5.             Ratifications. Each of Borrower and Parent (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent for the benefit of Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations of Borrower, Parent and each Guarantor under the Credit Agreement and the Loan Documents, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

Fifth Amendment to Credit Agreement

6.             Representations. Each of Borrower and Parent represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower, Parent, and each Guarantor; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrowers, Parent, or Guarantors of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower, Parent, and Guarantors and are enforceable against Borrower, Parent, and Guarantors in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by Borrower, Parent, and Guarantors of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which Borrower, Parent, or any Guarantor is a party or by which Borrower, Parent, or any Guarantor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) no Default exists.

7.             Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.             Waiver.

(a)            Borrower has informed Administrative Agent and Lenders that Borrower was in violation of the Consolidated Net Worth as set forth in Section 7.11(a) of the Credit Agreement (the “Net Worth Violation”).

(b)            Solely due to the Net Worth Violation, an Event of Default exists under Section 8.01(b) of the Credit Agreement (the “Subject Default”).

(c)            Borrower has requested that Administrative Agent and Lenders waive the Subject Default. By their execution hereof, Administrative Agent and Lenders hereby waive the Subject Default, subject to the satisfaction of the conditions precedent set forth in Section 4 above.

(d)            The waivers and other agreements contained herein (i) are limited expressly as written, (ii) do not impair Administrative Agent or any Lender’s rights to insist upon strict compliance with the Credit Agreement and the other Loan Documents, and (iii) do not extend to any other event of non-compliance, Default, or Event of Default.

9.             Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be subject to the provisions regarding choice of law, submission to jurisdiction, waiver of venue, service of process, and waiver of jury trial set forth in Section 11.14 and 11.15 of the Credit Agreement, and such provisions are incorporated herein by this reference, mutatis mutandis, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts (originals or facsimile copies followed by original executed counterparts within two (2) Business Days, but the failure to deliver original executed counterparts shall not affect the validity, enforceability, and binding effect of this Amendment) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. Borrower shall pay the reasonable fees and expenses of counsel for Administrative Agent incurred in connection with this Amendment in accordance with Section 11.04 of the Credit Agreement.

Fifth Amendment to Credit Agreement

10.            Release. The Loan Parties hereby acknowledge that, as of the date hereof, the Obligations under the Credit Agreement and under the other Loan Documents are absolute and unconditional without any right of rescission, setoff, counterclaim, defense, offset, cross-complaint, claim or demand of any kind or nature from Administrative Agent. Borrower and Parent hereby voluntarily and knowingly release and forever discharge agents, employees, successors, and assigns (collectively, the “Released Parties”) from all possible claims, demands, actions, causes of action, damages, costs, expenses, and liabilities whatsoever arising from or whether known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the date hereof which any Loan Party may now or hereafter have against the Released Parties, if any, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, any contracting for, charging, taking, reserving, collecting, or receiving interest in excess of the highest lawful rate applicable.

11.            Entireties. The Credit Agreement as amended by this Amendment represents the final agreement among the parties about the subject matter of the Credit Agreement as amended by this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties.

12.            Parties. This Amendment binds and inures to Borrower, Parent, Administrative Agent, each Lender, and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

Fifth Amendment to Credit Agreement

EXECUTED as of the date first stated above.

BORROWER:

ASHFORD HOSPITALITY HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Robert G. Haiman
Name: Robert G. Haiman
Title: Executive Vice President and Secretary

PARENT:

ASHFORD INC., a Nevada corporation

By:	/s/ Robert G. Haiman
Name: Robert G. Haiman
Title: Executive Vice President, General Counsel, and Secretary

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Fifth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne E. Pickett
Suzanne E. Pickett
Senior Vice President

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Fifth Amendment to Credit Agreement

LENDER:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Suzanne E. Pickett
Suzanne E. Pickett
Senior Vice President

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Fifth Amendment to Credit Agreement

To induce the Administrative Agent and Lenders to enter into this Amendment, the undersigned (a) consents and agrees to the Amendment’s execution and delivery, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations, (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and liens, (d) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to the Administrative Agent and Lenders and their respective successors and permitted assigns, and (e) ratifies and confirms the release contained in Section 10 herein.

GUARANTORS:

ASHFORD ADVISORS, INC., a Delaware corporation

By:	/s/ Robert G. Haiman
	Name:	Robert G. Haiman
	Title:	Executive Vice President and Secretary

ASHFORD HOSPITALITY ADVISORS LLC, a Delaware limited liability company

By:	/s/ Deric Eubanks
	Name:	Deric Eubanks
	Title:	Chief Financial Officer

ASHFORD LENDING CORPORATION, a Delaware corporation

By:	/s/ Deric Eubanks
	Name:	Deric Eubanks
	Title:	President

LISMORE CAPITAL LLC, a Delaware limited liability company

By:	/s/ Deric Eubanks
	Name:	Deric Eubanks
	Title:	President

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Fifth Amendment to Credit Agreement

AINC KALIBRI HOLDCO LLC, a Delaware limited liability company

By:	/s/ Robert G. Haiman
	Name:	Robert G. Haiman
	Title:	Executive Vice President and Secretary

ASHFORD OAINC II INC., a Maryland corporation

By:	/s/ Robert G. Haiman
	Name:	Robert G. Haiman
	Title:	Executive Vice President, General Counsel and Secretary

ASHFORD OAINC, INC., a Maryland corporation

By:	/s/ Robert G. Haiman
	Name:	Robert G. Haiman
	Title:	Executive Vice President, General Counsel and Secretary

PREMIER PROJECT MANAGEMENT LLC, a Maryland limited liability company

By:	/s/ Robert G. Haiman
	Name:	Robert G. Haiman
	Title:	Executive Vice President and Secretary

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Fifth Amendment to Credit Agreement

EXHIBIT M

FORM OF LIQUIDITY CERTIFICATE

Liquidity Statement Date: ________, ____

To:     Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of March 1, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Ashford Hospitality Holdings LLC, a Delaware limited liability company (the “Borrower”), Ashford Inc., a Nevada corporation (the “Parent”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to them by the Credit Agreement.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the ___________________________________ of the Parent, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Parent, for itself and on behalf of Borrower, and that:

1.             The Parent has delivered the liquidity calculation and related documentation regarding the calculations set forth herein as required by Section 6.02(j) of the Agreement for the [month] [quarter] ended as of the above date.

2.             The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Consolidated Parties during the [month] [quarter] ended as of the above date.

3.             A review of the activities of the Consolidated Parties during such [month] [quarter] has been made under the supervision of the undersigned with a view to determining whether during such month the Consolidated Parties performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such month the Consolidated Parties performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[to the best knowledge of the undersigned, during such month the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.             The representations and warranties of the Borrower and the Parent contained in Article V of the Agreement and all representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Liquidity Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

Exhibit M – Page 1

5.             The calculations and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of_________________,_______________.

PARENT:

ASHFORD, INC.

By:
Name:
Title:

BORROWER:

ASHFORD HOSPITALITY holdings llc

By:
Name:
Title:

Exhibit M – Page 2

For the [month] [quarter] ended ___________________, ____ (“Statement Date”)

SCHEDULE 1
to the Liquidity Compliance Certificate

A.	Liquidity not subject to any Liens (other than any Lien granted in favor of the Administrative Agent) or other restrictions and immediately available to Borrower at Statement Date:

	1.	Cash:	$

	2.	Cash Equivalents:	$

	3.	Liquidity (Line A1 plus Line A.2):	$

Exhibit M – Page 3